Dear Shareholder:

The first six months of this fiscal year can be defined as a period of significant transition for The Penn Street Fund, with changes encompassing its ownership, management structure and investment focus. As previously communicated to you, Penn Street Advisors, Inc. was acquired on October 26, 1998 by Millennium Bank, a full service financial institution located in Malvern, PA. The untimely passing in March of Dr. Richard T.
Coghlan, President and founder of Penn Street
Advisors, Inc. and the Fund, necessitated that various actions be taken to ensure continuity of service and investment management. These actions, which are more fully explained in my later comments, included:

     A change in the investment focus of the
equity portfolio from a global emphasis to a domestic balanced fund. This change occurred concurrent with the appointment of McGlinn
Capital Management, Inc. as sub-advisor of the equity fund on an interim basis, subject to Shareholder approval.

     The election of Roger S. Hillas to the
Board of Directors. Mr. Hillas has been a business leader in Philadelphia for over forty-five years and brings a wealth of experience to our Board.

     The announcement of senior level
management changes, with the naming of Louis J.
Sozio as Vice President of Compliance and
Administration of the Fund and the appointment of Brian Cassidy and Josephine Coghlan as interim portfolio managers. Brian and Jo combined have over 12 years of investment experience and seven years experience working with the Fund.
It is my belief that these actions have been executed with minimum disruption to the Fund, as evidenced by continued strong relative performance. The transition of the equity portfolio occurred during April and that portfolio is now functioning with McGlinn serving as interim Investment Manager. We have initiated a search for a Chief Investment
Officer of Penn Street Advisors. Furthermore,
Millennium Bank, parent company of Penn Street
Advisors, Inc. remains fully committed to the investment management business. We are excited about the prospects of offering additional investment options with the Penn Street Fund managed by McGlinn and look forward to what we believe will be a rewarding long-term relationship.

The Equity Portfolio

The performance of the equity portfolio was strong throughout the first six months of this fiscal year, as the value of the portfolio grew from $10.89 per share at fiscal year-end
October 30, 1998 to $13.32 per share at April
30, 1999. The portfolio returned 22.3% over this period, comparing favorably to the 18.9% return realized by the Morgan Stanley Capital
International World Index. We believe this index provides a valid comparison for the equity portfolio, in that the shift in investment focus to a domestic balanced fund did not occur until mid-April. The equity portfolio benefited from an emphasis on technology and financial stocks, which performed extremely well, as well as from the impact of an improving outlook for global economies.

In April, the Board of Directors approved a new investment objective for the equity portfolio and an investment management agreement with McGlinn Capital Management, Inc., an investment advisory company located in Wyomissing, PA with over $4 billion in assets under management. Due to the circumstances, the Board authorized
McGlinn to immediately assume management responsibility for the equity portfolio during an interim period leading up to Shareholder consideration. This management change occurred in April.

The new investment objective presented for Shareholder approval is to provide long-term growth with moderate income, accomplished through the management of a domestic balanced portfolio. The McGlinn investment philosophy is conservative and is built around the concept of capital preservation. Their approach is value-oriented and their current strategy with respect to the equity markets is to maintain a diversified portfolio of stocks that offer attractive valuations and improving fundamentals.

We believe the shift in the investment
objective and investment strategies of the equity portfolio is both timely and appropriate for the current economic environment, as well as in the long-term best interest of our investors. The extraordinary performance of the U.S. equity markets over the past several years has been driven by growth and, in particular, technology stocks which are now at historically high valuations. We believe the conservative, disciplined approach to value investing adhered to by McGlinn will serve the portfolio well.

The Fixed Income Portfolio

The fixed income markets have not responded well this year, as concerns developed that continued economic growth would spark inflation. The fixed income portfolio was down
(0.4%) during the first six months of the fiscal year. However, this compares positively with the (3.3%) return realized by Solomon
Brothers World Global Index. From year-end
1998, the Fixed Income Portfolio was down (
1.4%) , compared to the (3.9%) return realized by the SBWGI. The performance of this portfolio was positively impacted, during the period, on a relative basis, by an overweighting in U.S.
Treasuries during a period of uncertainties in the global markets.

The fixed income markets have been extremely sensitive this year toward signs of an acceleration in inflation. Reflecting this concern, the 30-year Treasury posted losses on a total return basis of approximately 6% from the beginning of this year through early May.
Economic releases thus far this year that would traditionally imply higher interest rates and further declines in bond prices to come are now in place-continued strength in the domestic economy, historically low unemployment and improving prospects for a global recovery.

Mitigating the impact of this picture is the continuation of productivity gains and a fundamental question as to whether the traditional relationship between employment and inflation has undergone a permanent change.
While we do not anticipate interest rates to increase dramatically over the remainder of this year, we do believe we are in a period that dictates caution with respect to fixed income securities. Accordingly, our current strategy is to make moderate changes in our portfolio structure focused on shortening the overall duration of the portfolio and reducing the amount of global securities which currently offer substantially lower yields than those available in the U.S. markets.

Year 2000 Preparedness

Year 2000 ("Y2K") issues relate to the ability of computer systems to function properly when processing date-related information on and after January 1, 2000. Preparation for Y2K throughout the U.S. has been extensive, with major capital expenditures occurring to assure minimal disruption to the financial markets as we enter the new millennium.

We believe The Penn Street Fund has taken reasonable steps in addressing Y2K issues with respect to the computer systems used by the Fund, its portfolio managers and other major service providers. The Fund is also obtaining reasonable assurance that comparable steps are being taken by the Funds' other major service providers.

The Fund has elected to rely on public filings and other statements concerning Y2K readiness made by companies and issuers in whose securities the portfolios intent to invest.
Issuers in countries outside the U.S. may not be subject to the same Y2K readiness disclosure that is required in the U.S. The Fund could be adversely affected if a company in which the Fund is invested experiences Y2K related problems and its share price is negatively impacted.

In Closing

On a personal note, the management and staff of the Fund wish to acknowledge the significant contributions of Richard Coghlan. Richard was a bright and talented economist and investment strategist. He was a respected colleague, a partner, and a friend. We will miss his dedication to Penn Street Advisors. Our goal is to continue with the level of service and tradition that Richard delivered. Through our actions taken to date and our planned objectives, we believe that the tradition and success of the Penn Street Fund will continue in the future.



GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited)
Penn Street Fund, Inc.

COMMON STOCKS (54.6%)
                            Shares            U.S. $ Value
Basic Materials (5.1%)
Boise Cascade Corp.           300             $12,075
Dupont de Nemours & Co.       250              17,648
International Paper Co.       150               7,997
Mead Corp.                    150               6,272
Praxair Inc.                  100               5,181
US Steel                    1,200              36,300
                                               85,473

Capital Goods (2.1%)
Allied Waste Industries, Inc. 300               5,306
Flowserve Corp.               250               4,656
Tenneco Inc.                  800              21,600
USX-Marathon Group            150               4,687
                                               36,249

Communication Services (5.3%)
AT&T Corp.                    900              45,619
SBC Communications, Inc.      800              44,800
                                               90,419

Consumer Cyclicals (6.9%)
Black & Decker Corp.          200              11,325
Dana Corp.                    600              28,237
Federated Department Stores   800              37,325
Kimberly-Clark Corp.          350              21,448
KMart Corp.                   800              11,900
May Department Stores, Co.    150               5,971
                                              116,206

Consumer Staples (4.0%)
Nabisco Holding Corp.         800              30,300
The Procter & Gamble Co.      400              37,513
                                               67,813




GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
April 30, 1999 (Unaudited)
Penn Street Fund, Inc.
                              Shares         U.S.$Value
Energy (5.3%)
Atlantic Richfield Co.           250           20,984
British Petroleum-Sponsored ADR  100           11,319
Chevron Corp.                    100            9,969
Conoco Inc. Class A              400           10,825
Sunoco Inc.                      300           10,716
Texaco Inc.                      250           15,687
Unocal Corp.                     250           10,383
                                               89,883

Financials (12.0%)
Banc One Corp.                   700           41,300
Bank of America Corp.            400           28,788
Citigroup Inc.                   350           26,305
Conseco Inc.                     600           18,919
First Union Corp.                400           22,125
MGIC Investment Corp.            500            4,281
Unum Corp.                       400           21,837
Washington Mutual Inc.           450           18,492
                                              202,047

Healthcare (6.4%)
Alza Corp.                       500           16,750
American Home Products Corp.     600           36,544
Pharmacia & Upjohn Inc.          600           33,600
Tenet Healthcare Corp.           900           21,291
                                              108,185

Technology (7.5%)
Alcatel Alsthom SA ADR           500           12,156
Compaq Co.                     1,000           22,438
Eastman Kodak Co.                100            7,475
Electronic Data System Corp.     400           21,488
Hewlett-Packard Co.              300           23,625
Micron Technology Inc.           500           18,563
National Semiconductor Corp.   1,700           21,250
                                              126,995

TOTAL COMMON STOCK (Cost $910,686)            923,270


EUROPE (21.1%)
FRANCE (7.0%)
Alcatel Alsthom SA (a)          1,000          21,937
Club Mediterranee SA (a)          700          54,373
STE Nationale Elf Aquitaine (a) 1,200          69,788
Vivendi                           300          68,690
                                              214,788

Germany (4.8%)
Deutsche Lufthansa AG          1,500           32,658
Metro AG                       1,000           61,688
Volkswagen AG                    680           51,200
                                              145,546

United Kingdom (9.3%)
British Petroleum-
      Sponsored ADR (a)        1,008           89,145
Imperial Chemical-
      Sponsored ADR (a)        1,500           54,281
Reuters Group PLC              4,000           40,954
Rio Tinto PLC SHS              4,000           48,857
Williams Holdings PLC          8,000           49,929
                                              283,166




GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
April 30, 1999 (Unaudited)Penn Street Fund, Inc.

FIXED INCOME SECURITIES (13.7%)
                    Principal Amt.(b)      U.S. $ Value

Financial (4.2%)
Fund American Enterprises 7.750%,
        due 2/1/2003         35,000          $36,404
Lehman Brothers Holding 6.625%,
        due 2/5/2006         35,000           34,609
                                              71,013

Real Estate (7.7%)
Club Mediterranee 4.59%, due 3/2/2003
        (denominated in fr)      34           17,212
FHLMC (Mortgage backed) 6.000%,
         due 11/1/2013       48,455           48,092
HMH Properties 7.875%,
         due 8/1/2005        30,000           29,301
Park Place Enterprises 7.000%,
         due 7/15/2004       35,000           35,788
                                             130,393

Residential Construction (1.8%)
D.R. Horton, Inc. 8.375%,
         due 6/15/2004       30,000           30,690

TOTAL DEBT SECURITIES (Cost $228,549)        232,096


SHORT-TERM INVESTMENTS (30.4%)
U.S. Treasury Bond 5.875%,
          due 7/31/1999     500,000          501,445
Highmark Money Market Fund   12,947           12,947

TOTAL SHORT-TERM INVESTMENT (Cost $514,509) 514,392

TOTAL INVESTMENT IN SECURITIES  (98.7%)
(Cost: $1,665,904) (Notes 2A and 3)       1,669,758

CASH AND OTHER ASSETS - NET (1.3%)           21,241
TOTAL NET ASSETS (100.0%)                $1,690,999

(*)   non-income producing security






GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1999 (Unaudited)
Penn Street Fund, Inc.


FIXED INCOME SECURITIES (82.3%)
                         Principal   U.S.$ Value
                          Amt. (a)
NORTH AMERICA (71.2%)
United States (71.2%)
Argentina Bond 9.250%, due 2/23/2001
                         200,000        $204,304
FHLB Bond 5.22%, due 11/17/2000
                         500,000         498,767
Italy Bond 6.875%, due 9/27/2023
                         500,000         530,500
Korea Development Bond 6.50%, due 11/15/2002
                         200,000         192,797
US Treasury Bond 5.50%, due 3/31/2000
                         500,000         502,734
US Treasury Bond 5.50%, due 12/31/2000
                         600,000         604,031
US Treasury Bond 7.75%, due 2/15/2001
                         400,000         418,000
US Treasury Bond 4.875%, due 3/31/2001
                         700,000         697,375
US Treasury Bond 8.00%, due 5/15/2001
                         550,000         580,422
US Treasury Bond 5.625%, due 2/15/2006
                       1,000,000       1,014,531
US Treasury Bond 7.25%, due 5/15/2016
                       1,500,000       1,717,969
US Treasury Bond 7.50%, due 11/15/2016
                         600,000         703,781
US Treasury Bond 7.875%, due 2/15/2021
                       1,000,000       1,237,188
US Treasury Bond 8.000%, due 11/15/2021
                       1,000,000       1,256,719
US Treasury Bond 7.50%, due 11/15/2024
                         300,000         362,766
US Treasury Bond 6.00%, due 2/15/2026
                       1,500,000       1,522,969
US Treasury Bond 6.75%, due 8/15/2026
                         500,000         557,969
YPF Corp. 8.00% due 02/15/2004
                         350,000         348,705
                                      12,951,527

EUROPE (10.1%)
European CC (4.6%)
Council of Europe Bond 6.75%, due 05/11/2004
                         300,000         364,991
United Kingdom Bond 9.125%, due 02/21/2001
                         400,000         469,798
                                         834,789

Italy (2.8%)
International Bank Recon & Development  6.50%,
due 07/30/2007            413,166        509,309

GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
April 30, 1999 (Unaudited)Penn Street Fund, Inc.

                         Shares/     U.S.$ Value
                                  Principal Amt.

Germany (2.7%)
Greece Floating Rate Note 4.00%, due 2/10/2003
                        465,276          493,849


OTHER COUNTRIES (1.0%)

Australia (1.0%)
First Australia Prime Income Fund
                        28,000           187,250


TOTAL DEBT SECURITIES (Cost: $14,693,397)
                                      14,976,724


SHORT-TERM INVESTMENTS  (15.8%)
United States (15.8%)
US Treasury Bonds 6.375%, due 5/15/1999
                      700,000           700,273
US Treasury Bonds 8.000%, due 8/15/1999
                    1,800,000         1,816,875
Highmark Money Market Fund
                      357,755           357,755

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,843,293)
                                      2,874,903

TOTAL INVESTMENT IN SECURITIES (98.1%)
(Cost: $17,536,690) (Notes 2A and 3)
                                     17,851,627

CASH AND OTHER ASSETS - NET (1.9%)      336,606

TOTAL NET ASSETS (100.0%)           $18,188,233

(a) in local currency



STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)
Penn Street Fund, Inc.

                        Global Equity     Global Income
                         Portfolio          Portfolio
ASSETS
Investment in securities, at value (identified cost
$1,653,744 and $17,536,690 respectively)
(Notes 1 and 2A)         $1,669,758         $17,851,627
Cash (including foreign currencies)
Receivables:
Interest and dividends       11,181             346,203
Investment securities sold   10,293
Tax reclaims                  1,559
Prepaid expenses              2,006               7,720
Deferred organization expenses
(Note 2G)                     9,356               9,424
Total assets              1,704,153          18,214,974

LIABILITIES
Payable for securities purchased
Accrued expenses             13,154              26,741
Total liabilities            13,154              26,741

NET ASSETS (Note 4)      $1,690,999         $18,188,233

Shares outstanding          126,932           1,927,052

Net asset value, offering and redemption price
per share                    $13.32               $9.44

At April 30, 1999, the components of  net assets
were as follows:
Paid-in capital          $1,986,635         $17,548,885
Undistributed net investment income
                              6,642             336,777
Accumulated net realized losses on investments
                           (318,244)            (12,366)
Unrealized appreciation/depreciation of
investments and translation of foreign currency
denominated assets and liabilities
                             15,966             314,937

                         $1,690,999         $18,188,233


STATEMENT OF OPERATIONS
For the Six Months ended April 30, 1999
Penn Street Fund, Inc.


                   Global Equity   Global Income
                      Portfolio      Portfolio
INVESTMENT  INCOME
INCOME
Interest                  $15,039       $608,214
Dividends                  16,800          6,486
Total  income              31,839        614,700

EXPENSES
Investment management fees (Note 5)
                           10,941         73,308
Shareholder servicing fees (Note 6)
                              975         11,093
Administration (Note 5), accounting and transfer
agent                       4,934         32,945
Professional fees           1,781         12,061
Custody fees                2,493          2,370
Amortization of organization expenses
                            3,109          3,109
Other operating expenses      964          6,910

Total expenses             25,197        141,796
Net investment income       6,642        472,904

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from investments
                          326,168        (12,002)
Net realized gain (loss) from foreign currency
transactions                8,244           (364)
Net change in unrealized ppreciation/depreciation
of investments            245,817       (526,791)
Net change in unrealized appreciation/depreciation of
foreign currency denominated assets and liabilities
                             (131)        (3,738)

Net gain  (loss) on investments and foreign
currency denominated asset and liabilities
                           580,098      (542,895)
Net increase (decrease) in net assets resulting
from operations           $586,740      $(69,991)

GLOBAL EQUITY PORTFOLIO
Statement of Changes in Net Assets
Penn Street Fund, Inc.
                      Six months ended       Year ended
                      April 30, 1999     October 31, 1998
                       (unaudited)
OPERATIONS
Net investment income     $6,642              $14,308
Net realized gain on investments and foreign
currency transactions    334,412            4,972,133
Net change in unrealized appreciation of investments
and foreign currency denominated assets and
liabilities              245,686           (5,543,759)

Net increase in net assets resulting from operations
                         586,740             (557,318)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ($0.00 and
$0.05 per share, respectively)                (14,308)
Distribution from realized gains ($0.00 and $0.07 per
share, respectively)        -                 (18,583)

CAPITAL SHARE TRANSACTION
Net decrease in net assets from capital share transactions
(a)                     (1,955,387)        (22,405,665)

Net decrease in net assets
                        (1,368,647)        (22,995,874)
Net assets at the beginning of the period
                        3,059,646           26,055,520
Net assets at the end of the period (including
undistributed net investment income of $6,642 and
$0, respectively)       1,690,999           $3,059,646

(a) A summary of capital share transactions is as follows:
                    Six months ended             Year ended
                    April 30, 1999           October 31, 1998
                  Shares       Value        Shares       Value
Shares sold        24,193    $308,555       40,331     $442,792
Shares issued in reinvestment of distributions
to shareholders     -           -            3,021       32,891
                   24,193     308,555       43,352      475,683
Shares redeemed= (178,311) (2,263,942)  (2,053,882) (22,881,348)
Net increase (decrease)
                 (154,118) ($1,955,387) (2,010,530)($22,405,665)



GLOBAL INCOME PORTFOLIO
Statement of Changes in Net Assets
Penn Street Fund, Inc.
                         Six months ended   Year ended
                          April 30, 1999    October 31, 1998
                           (unaudited)
OPERATIONS
Net investment income         $472,904        $801,640
Net realized gain on investments and foreign
currency transactions          (12,366)        582,579
Net change in unrealized appreciation of investments
and foreign currency denominated assets and iabilities
                              (530,529)        204,117

Net increase in net assets resulting from operations
                               (69,991)      1,588,336

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income
($0.07 and $0.43 per share, respectively)
                              (142,699)      (801,438)
Distributions from realized gains ($0.30 per share)
                                    -        (582,579)

CAPITAL SHARE TRANSACTION
Net increase (decrease) in net assets from capital
share
transactions (a)              (1,920,083)    8,705,954
Net increase (decrease) in net assets
                              (2,132,773)    8,910,273
Net assets at the beginning of the period
                              20,321,006    11,410,733
Net assets at the end of the period (including
undistributed net investment income of $336,777and
$6,572 respectively)         $18,188,233   $20,321,006

(a) A summary of capital share transactions is as
follows:
                       Six Months Ended         Year ended
                         April 30, 1999      October 31, 1998
                        Shares     Value      Shares     Value
Shares sold               340     $3,218     1,321,141  $12,696,936
Shares issued in reinvestment of distributions to
shareholders           14,924     142,699      144,949   1,384,018
                       15,264     145,917    1,466,090  14,080,954
Shares redeemed      (215,673) (2,066,000)    (550,241) (5,375,000)
Net increase (decrease)
                     (200,409)($1,920,083)     915,849  $8,705,954




GLOBAL EQUITY PORTFOLIO
Financial Highlights
For a share outstanding throughout each period
Penn Street Fund, Inc.

        Six Mths ended
        April 30, 1999  Year ended         Year ended        Nov 8, 1995+ to
          (Unaudited)   October 31, 1998   October 31, 1997  October 31, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
               $10.89        $11.37            $10.82            $10.00
Net income  (loss) from investment operations
Net investment income
                 0.05          0.05              0.02              0.05
Net realized and unrealized gain (loss)
on investments and foreign currency transactions
                 2.38         (0.41)             1.41              0.84
Total from investment operations
                 2.43         (0.36)             1.43              0.89
Less distributions
Distributions from net investment income
                  -           (0.05)            (0.04)            (0.07)
Distributions from realized gains
                  -           (0.07)            (0.84)               -
Total distributions
                  -           (0.12)            (0.88)            (0.07)

Net asset value, end of period
                $13.32        $10.89           $11.37            $10.82

TOTAL RETURN     22.31%*      (3.18%)           13.57%             8.89%*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)
               $1,691         $3,060          $26,056           $26,137
Ratio to average net assets
Expenses        1.73%**        1.99%             1.71%            1.82%**
Net investment income
                0.46%**        0.17%             0.20%            0.40%**
Portfolio turnover rate
                  76%            44%               25%              42%

+ Commencement of operations
* Total return has not been annualized
**Annualized

GLOBAL INCOME PORTFOLIO
Financial Highlights
For a share outstanding throughout each period
Penn Street Fund, Inc.

    Six Months ended
    April 30, 1999    Year ended       Year ended         Nov 8, 1995+ to
    (Unaudited)       October 31, 1998 October 31, 1997   October 31, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
            $9.55          $9.42         $10.48            $10.00
Net income from investment operations
Net investment income
             0.24           0.43           0.47              0.50
Net realized and unrealized gain  (loss) on
investments and foreign currency transactions
            (0.28)          0.43          (0.06)             0.26
Total from investment operations
            (0.04)          0.86           0.41              0.76
Less distributions
Distributions from net investment income
            (0.07)         (0.43)         (0.90)            (0.28)
Distributions from net realized gains
               -           (0.30)         (0.57)               -
Total distributions
            (0.07)         (0.73)         (1.47)            (0.28)

Net asset value, end of period
            $9.44          $9.55          $9.42            $10.48

TOTAL RETURN
            (0.43)%*        9.15%          4.19%             7.79%*
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)
          $18,188        $20,321        $11,411           $12,870
Ratio to average net assets
Expenses     1.46%**        1.81%          1.72%             1.84%**
Net investment income
             4.87%**        4.46%          5.39%             4.88%**
Portfolio turnover rate
               32%            43%            22%               29%



+ Commencement of operations
* Total return has not been annualized
**Annualized


NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited)
Penn Street Fund, Inc.
(1)   Organization

Penn Street Fund Inc. (the "Fund"), is
registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is authorized to issue shares in separate series.
The Fund currently offers shares in two
diversified series, the Global Equity Portfolio and the Global Income Portfolio (the
"Portfolios").

The Fund was incorporated on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws.

On April 5, 1999 the Fund's Board of Directors held an emergency meeting to address issues arising from the untimely death of Richard T.
Coghlan, the Portfolios' investment manager. At this meeting the Directors voted to approve the hiring of McGlinn Capital Management, Inc.
("McGlinn") to replace Penn Street Advisors,
Inc. ("Penn Street") as investment advisor for the Global Equity Portfolio. The terms of the new investment advisory agreement are substantially equivalent to the terms of the previous agreement with Penn Street except that the advisory fee rate has been reduced from 0.75% to 0.60% of the Portfolio's average daily net assets. In connection with McGlinn's hiring, the Directors also approved a change in fundamental investment objective from "high total return, with emphasis on capital appreciation" to "long-term growth with moderate income" and a change of name to the McGlinn Balanced Portfolio. To accomplish this objective the Portfolio's assets will be invested following a flexible asset allocation approach which under normal conditions will be approximately 60% in domestic equity securities and 40% in domestic fixed income securities.
The Fund, as required by the Investment Company
Act of 1940, has solicited proxies seeking shareholder approval of these organizational changes and no advisory fees will be paid to McGlinn until such approval is obtained.


(2)   Significant Accounting Policies

The Global Equity Portfolio's current
investment objective is to provide long-term growth with moderate income using a flexible asset allocation approach that emphasizes the selection of securities (typically 60% domestic equity securities and 40% in domestic fixed income securities) that provide sufficient current income to reduce downside risk. The
Global Income Portfolio's investment objective is to achieve a relatively stable rate of total return with emphasis on yield, by investing principally in fixed income securities and, to a lesser extent, in equity securities of high quality companies located predominately in the developed countries with, at most, very limited exposure to less developed countries. The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A. Security Valuation. The securities held by the Portfolios are valued as of the close of the New York Stock Exchange (the "NYSE").
Listed securities are valued at the last quoted sales price on the exchange were the security is principally traded. Securities listed on foreign exchanges are valued at the latest quoted market price available prior to the close of the NYSE. Debt securities may be valued on the basis of prices provided by a pricing service using methods approved by the Fund's Board of Directors. Other assets and securities for which no quotations are readily available are valued in good faith by, or under the direction of, the Fund's Board of Directors.

B. Currency Translation. The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the bid price of such currencies against the U.S. dollar last quoted by a major bank or broker. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Forward Currency Contracts. The Portfolios may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the forward currency contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed.

Investments in forward currency contracts may expose the Portfolios to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D.   Federal Income Taxes. The Portfolios
intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.
Therefore, no federal income tax provision is required.

E.   Security Transactions, Interest and
Dividends. As is common in the industry, security transactions are recorded on the trade date. Interest income is accrued as earned.
Discounts and premiums are amortized in
accordance with Federal income tax
requirements. Dividends are recorded on the ex-dividend date.

F.   Distributions to Shareholders.
Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G. Deferred Organization Expenses. All of the expenses incurred by the Fund in connection with the organization and the registration of the Portfolios' shares were borne equally by each Portfolio and are being amortized to expense on a straight-line basis over a period of five years.

H. Use of Estimates. In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.


(3)   Investments

For the six months ended April 30, 1999, the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $1,985,581 and $3,698,614, respectively, for the Global Equity Portfolio, and $5,946,547 and $6,692,597, respectively, for the Global Income Portfolio.

At April 30, 1999 net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $61,199 and $(45,185), respectively, for the Global Equity Portfolio and $507,729 and $(192,792) respectively, for the Global Income Portfolio.

On October 31, 1998 the Global Equity Portfolio had a capital loss carry forward of $652,656 which expires in 2006.


(4)   Capital Stock

At April 30, 1999, the authorized capital of the Fund consisted of one billion shares of $.01 par value common stock with 100 million shares designated and classified the Global
Equity Portfolio and 100 million shares
designated and classified the Global Income
Portfolio.


(5)   Investment Management Fee and
Administration Fee

Investment Advisory Agreement. Penn Street provides investment management services to the Global Income Portfolio under an Investment
Advisory Agreement. Penn Street provides the
Portfolio with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services, Penn Street is paid a monthly fee which is equal to the annual rate of 0.75% of the Portfolio's average daily net assets.

Penn Street also provided investment management services to the Global Equity Portfolio through April 5, 1999 under terms identical to those provided to the Global Income Portfolio.
Effective April 5, 1999 McGlinn was retained to provide investment management services to the Global Equity Portfolio under an Investment
Advisory Agreement. McGlinn provides the
Portfolio with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services, McGlinn will be paid a monthly fee which is equal to the annual rate of 0.60% of the Portfolio's average daily net assets.

Administration Agreement. Penn Street also serves as the Administrator of the Fund under an Administration Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain
Fund records and documents, record keeping and accounting services. As compensation for these services, Penn Street is paid a monthly fee which is equal to the annual rate of 0.25% of each Portfolio's average daily net assets.


(6)   Distribution Plans

Distribution Plan. The Portfolios have adopted
Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to East
Coast Consultants, Inc. ("East Coast") for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the
"Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay
East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.


(7)   Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of Penn Street and East Coast.